UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
May 15, 2008

WESTMOORE HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-33153	52-2220728
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8141 E. Kaiser Blvd., Suite 312, Anaheim Hills, CA 92808
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 714-998-4425

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING INFORMATION

Certain statements in this 8-K contain or may contain forward-looking statements that are subject to known and unknown risks, uncertainties and other factors which may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements.  These forward-looking statements were based on various factors and were derived utilizing numerous assumptions and other factors that could cause our actual results to differ materially from those in the forward-looking statements.  These factors include, but are not limited to, our ability to implement our business plan, our ability to raise sufficient capital as needed, the market acceptance of our Wellness products, economic, political and market conditions and fluctuations, government and industry regulation, interest rate risk, U.S. and global competition, and other factors. Most of these factors are difficult to predict accurately and are generally beyond our control.  You should consider the areas of risk described in connection with any forward-looking statements that may be made herein.  Readers are cautioned not to place undue reliance on these forward-looking statements and readers should carefully review this annual report in its entirety, including the risks described in "Risk Factors."  Except for our ongoing obligations to disclose material information under the Federal securities laws, we undertake no obligation to release publicly any revisions to any forward-looking statements, to report events or to report the occurrence of unanticipated events.  These forward-looking statements speak only as of the date of this annual report, and you should not rely on these statements without also considering the risks and uncertainties associated with these statements and our business.

Item 2.01.  Completion of Acquisition or Disposition of Assets

Item 1.  Business

Acquisition of Bear Industrial Supply & Manufacturing, Inc.

On  May  15, 2008, Bear Industrial Holdings, Inc. (the “Subsidiary”), a wholly owned subsidiary of Westmoore Holdings, Inc. (the “Parent” or “WSMO”)(the Subsidiary and the Parent shall sometimes be collectively referred to herein as  the “Company”) entered into an Asset Purchase Agreement (the “Agreement”) with Bear Industrial Supply & Manufacturing, Inc. (“Bear”).  The Agreement is attached to this Form 8-K and is incorporated by this reference as Exhibit 1.0. The Agreement provides for the acquisition of substantially all of the assets of Bear for a purchase price of $2.25 million dollars payable as follows: (i) $974,810 in cash; (ii) the issuance of $1,275,190 million in stock, calculated at the closing bid price on the date of the Agreement and (iii) Two million five year options to acquire shares of the Company’s common stock exercisable at $1.25 per share.

Certain officers and directors of the Parent are also shareholders of Bear. In order to address this conflict of interest the Company took the following steps: (i) it secured an independent valuation of Bear expressing an opinion of $2.21 million in value; (ii) all interested directors and officers abstained from any decision or voting in connection with the execution of the Agreement and (iii) the Agreement was unanimously approved by all disinterested directors.

Products of Bear

Bear manufacturers PVC well casings, screens, and made-to-order parts for the environmental, water well, and geotechnical drilling industries, as well as custom down hole tools for the oil and gas industry. Bear’s 17,000 square foot facility has a production/shop floor that is comprised of two automated and two manual slotting/screening machines, two CNC and three manual lathes, milling, welding, and painting stations. The recent acquisition of the 14-inch bore Yuasa oil country lathe allows Bear to distinguish itself as the only local company with a purposely built and designated lathe for the oil industry.

Item 1A.  Risk Factors

RISK FACTORS

There are certain risks relating to the structure and business objectives of Bear. The risks set forth below are not the only risks Bear faces, and there may be other risks that have not yet been identified, which we do not currently deem material or which are not yet predictable. If any of the following risks occur, the business, financial condition and results of operations could be materially adversely affected. In such case, the net asset value and the trading price of the WSMO common stock could decline, and investors might lose all or a substantial part of their investment.

Limited Operating History

Bear has now operated for over two years and has only reached a very limited level of revenues. There is no assurance that Bear can successfully grow to achieve sustained levels of substantial profitability.

Reliance on Management

Our success will depend extensively on the ability of our management to identify business opportunities to achieve our objectives. Our performance could be materially affected in an adverse manner if any of the principal members of management were to die, become ill or disabled, or otherwise cease to be involved in the active management of our portfolio.

Shareholders Will Not Participate In Management

Shareholders will not be entitled to participate in the day to day management of our operations and investment activities. Our Bylaws and associated statutes, however, provide shareholders with certain voting and other rights.

Operating Deficits

The expenses of the our  operations could exceed its income, requiring that the difference be paid out of our working capital,  thereby  reducing assets and potential for profitability.

RISKS OF OPERATIONS

All business operations are subject to substantial risks of the loss of capital.  There can be no assurance that our activities will be successful or that shareholders will not suffer losses.  The following discussion sets forth some of the more significant risks associated with our proposed activities.

Business Operations May Be Speculative

Some of the companies into which funds maybe provided may involve a high degree of risk. All of the risks associated with the operating of these businesses will effect the value of the Shares.

Changing Market Conditions

The market for specific products or services offered by companies into which we provide funds may adversely change, thereby reducing the value of our Shares.  The general economic prospects of the United States or any general fluctuations in the capital markets may also effect the value of the Shares.

General Economic and Market Conditions

The success of our activities may be affected by general economic conditions, such as interest rates, availability of credit, inflation rates, economic uncertainty, changes in laws, and national and international political circumstances.

COMPANY RISKS

Uncertain Liquidity

While our predecessor in interest, SMED, has traded for many years on the Over the Counter Bulletin Board Market (“OTCBB”), this market has been very thinly traded during the last twelve months. There is no assurance that the market for the Shares will improve or if it does improve that the Shares will substantially increase in value.

We Are a New Company with No Operating History

The operation of Westmoore Holdings, Inc. constitutes a new venture. As a result, we have limited financial information on which you can evaluate an investment in our company or our prior performance. We are subject to all of the business risks and uncertainties associated with any new business, including the risk that we will not achieve our business objectives and that the value of your investment could decline substantially or fall to zero.

We will be dependent upon key management personnel for our future success, particularly Matthew Jennings. If we lose any member of our key management team, our ability to implement our business strategy could be significantly harmed.

We will depend on the diligence, skill and network of business contacts of the members of our senior management. Our future success will depend to a significant extent on the continued service and coordination of the senior management team, particularly Matthew Jennings (“Mr. Jennings”).  Mr. Jennings is subject to an employment contract. However, Mr. Jennings will not devote all of his business time to our operations, and will have other demands on his time as a result of these other activities. The departure of Mr. Jennings could have a material adverse effect on our ability to achieve our business objectives.

Our financial condition and results of operations will depend on our ability to manage our future growth effectively.

We are a newly organized company. As such, we are subject to the business risks and uncertainties associated with any new business enterprise. Our ability to achieve our business objectives will depend on our ability to grow, which will depend, in turn, on our management’s ability to identify, analyze, finance and operate companies in a profitable and efficient fashion. We will need to hire, train, supervise and manage new employees. Failure to manage our future growth effectively could have a material adverse effect on our business, financial condition and results of operations.

There are significant potential conflicts of interest, which could impact our investment returns and limit the flexibility of our investment policies.

Members of our management do not intend to work on our behalf full time.  These individuals have in the past and intend in the future to operate businesses which may compete with our operations and business objectives.  While our executive officers and directors are governed by the Code of Ethics we have formally adopted, as well as the fiduciary obligations imposed by both  applicable state and federal corporate laws, it is possible that investment opportunities which come to their attention may not be offered to us.  Our Board of Directors intends to monitor these issues and to identify conflicts of interest which may materially and adversely affect our financial interests.

We may experience fluctuations in our quarterly results.

We may experience fluctuations in our quarterly operating results due to a number of factors, including the level of our expenses, the degree to which we encounter competition in our markets and general economic conditions. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

Changes in laws or regulations governing our operations may adversely affect our business.

We will be subject to regulation by laws at the local, state and federal levels. These laws and regulations, as well as their interpretation, may be changed from time to time. Any change in these laws or regulations could have a material adverse effect on our business.

Provisions of the Nevada General Corporation Law and of our charter and bylaws could deter takeover attempts and have an adverse impact on the price of our common stock.

Our charter and bylaws, as well as certain statutory and regulatory requirements, contain certain provisions that may have the effect of discouraging a third party from making an acquisition proposal for us. These anti-takeover provisions may inhibit a change of control in circumstances that could give the holders of our common stock the opportunity to realize a premium over the market price for our common stock.

RISKS RELATED TO OUR OPERATIONS

Our operating companies may struggle or fail and we could lose all or part of our investments. Risks in this regard include:

●	These companies may have limited financial resources and may be unable to meet their obligations under their existing debt, which may lead to bankruptcy or liquidation and the loss of our investment;

●
They typically have limited operating histories, narrower, less established product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions, market conditions and consumer sentiment in respect of their products or services, as well as general economic downturns;

●
Because they tend to be privately owned, there is generally little publicly available information about these businesses; therefore, although our management will perform “due diligence” investigations on their operations and their prospects, we may not learn all of the material information we need to know regarding these businesses;

●
They are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on our portfolio company and, in turn, on us; and

●
They generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position.

Our common stock price may be volatile and may decrease substantially.

The trading price of our common stock may fluctuate substantially. These factors include, but are not limited to, the following:

●	Price and volume fluctuations in the overall stock market from time to time;

●	Investor demand for our shares;

●	Significant volatility in the market price and trading volume of securities of regulated investment companies, business development companies or other financial services companies;

●	Changes in the market price and trading volume of securities of regulated investment companies, business development companies;

●	Actual or anticipated changes in our earnings or fluctuations in our operating results or changes in the expectations of securities analysts;
●	General economic conditions and trends;

●	Departures of key personnel; or

●	Loss of a major funding source.

In the past, following periods of volatility in the market price of a company’s securities, securities class action litigation has often been brought against that company. Due to the potential volatility of our stock price, we may therefore be the target of securities litigation in the future. Securities litigation could result in substantial costs and divert management’s attention and resources from our business.

Item 2.  Financial Information

SUMMARY OF FINANCIAL DATA

The following table presents our selected historical financial data derived from our financial statements.  The historical financial data presented herein only summarized basic data and should be read in conjunction with out financial statements, notes and “Management discussion and Analysis of Financial Condition and Results of Operations”.

	Twelve Months Ended December 31, 2004	Twelve Months Ended December 31, 2005	Twelve Months Ended December, 31, 2006	Twelve Months Ended December 31, 2007
Statement of Income Data:
Revenue	$1,742,351	$23,775	$14,423	$32,300
Net Income (Loss)	$(79,155)	$(805,910)	$(2,751,367)	$(602,837)
Net Income (Loss) per Share	$0.01	$0.08	$(4.34)	$(0.52)

	Twelve Months Ended December 31, 2004	Twelve Months Ended December 31, 2005	Twelve Months Ended December, 31, 2006	Twelve Months Ended December 31, 2007
Balance Sheet Data:
Total Assets	$269,243	$1,628,634	$101,187	$470,393
Total Liabilities	$403,569	$375,285	$70,641	$177,281
Stockholders’ Equity	$(134,326)	$1,253,376	$30,546	$293,112

MANAGEMENT’S DISCUSSION AND ANALYSIS OF
FINANCIAL CONDITION AND RESULTS OF OPERATIONS

Westmoore Holdings, Inc. has refocused its business model and has stopped marketing the line of over-the-counter vitamins, minerals and other supplements under the StarMed and Sierra Medicinals brand names.

On or about January 17, 2008 we terminated all existing business operations and a change in control was effected, providing voting and operational control to Westmoore Investment, L.P. and its affiliated companies and investors.

During the first quarter of 2008, we initiated a private offering where we offered units at a price of $1.00 per unit, which was comprised of one share of stock and one warrant to purchase stock exercisable at $2.50 per share.  The private offering was made only to accredited investors within the meaning of Regulation D of the Securities Act of 1933 under Rule 506 of Regulation D.  As of March 31, 2008, we have raised $3,765,000 from twenty seven (27) accredited investors.  The proceeds of the offering will be used for general working capital purposes and to finance potential acquisitions which are continuing to be reviewed by company management.

CRITICAL ACCOUNTING POLICIES

A summary of significant accounting policies is included in Note 2 to the consolidated financial statements included elsewhere in this quarterly report. We believe that the application of these policies on a consistent basis enables our company to provide useful and reliable financial information about the company's operating results and financial condition.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates.

RECENTLY ISSUED ACCOUNTING STANDARDS

Compensation cost recognized in 2007 and 2006 includes: (a) compensation cost for all share-based payments granted prior to, which have since vested as of January 1, 2006, based on the grant-date fair value estimated in accordance with the original provisions of FAS 123, and (b) compensation cost for all share-based payments granted subsequent to January 1, 2006, which have vested based on the grant-date fair value estimated in accordance with the provisions of FAS 123(R).

In November 2004, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 151, "Inventory Costs, an amendment of ARB No. 43, Chapter 4" ("SFAS 151"), which is effective for inventory costs incurred during fiscal years beginning after June 15, 2005. SFAS 151 requires that abnormal amounts of idle facility expense, freight, handling costs and wasted material be recognized as current period charges. The Statement also requires that the allocation of fixed production overhead be based on the normal capacity of the production facilities. The effect of this Statement on our financial position or results of operations has been determined to have no impact.

In December 2004, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 153, "Exchange of Nonmonetary Assets, an amendment of APB Opinion No. 29" ("SFAS 153"). The guidance in APB Opinion No. 29, "Accounting for Nonmonetary Transactions" is based on the principle that exchanges of nonmonetary assets should be measured based on the fair value of the assets exchanged. The guidance in that Opinion, however, included certain exceptions to that principle. SFAS 153 amends Opinion 29 to eliminate the exception for nonmonetary assets that do not have commercial substance. A nonmonetary exchange has commercial substance if the future cash flows of the entity are expected to change significantly as a result of the exchange. The provisions of SFAS 153 shall be effective for nonmonetary asset exchanges occurring in fiscal periods beginning after June 15, 2005. The effect of this Statement on our financial position or results of operations has been determined to have no impact.

In May 2005, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 154, "Accounting Changes and Error Corrections - a replacement of APB Opinion No. 20 and FASB Statement No. 3" (SFAS154). This Statement replaces APB Opinion No. 20, "Accounting Changes," and FASB Statement No. 3, "Reporting Accounting Changes Interim Financial Statements," and changes the requirements for the accounting for and reporting of a change in accounting principle. This Statement requires retrospective application to financial statements of prior periods for changes in accounting principle. This Statement is effective January 1, 2006. The effect of this Statement on our financial position or results of operations has been determined to have no impact. During the year ended December 31, 2007, the Company adopted Financial Accounting Standards Board (FASB) Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (FIN 48), which supplements SFAS No. 109, “Accounting for Income Taxes,” by defining the confidence level that a tax position must meet in order to be recognized in the financial statements. The Interpretation requires that the tax effects of a position be recognized only if it is “more-likely-than-not” to be sustained based solely on its technical merits as of the reporting date. The “more-likely-than-not” threshold represents a positive assertion by management that a company is entitled to the economic benefits of a tax position. If a tax is not considered “more-likely-than-not” it is to be sustained based solely on its technical merits. No benefits of the tax position are to be recognized. Moreover, the more-likely-than-not threshold must continue to be met in each reporting period to support continued recognition of a benefit. With the adoption of FIN 48, companies are required to adjust their financial statements to reflect only those tax positions that are more-likely-than-not to be sustained. Any necessary adjustment upon adoption would be recorded directly to retained earnings and reported as a change in accounting principle at December 31, 2006.

In September 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Statement No. 157, “Fair Value Measurements” (“FAS 157”).  FAS 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements.  The provisions of FAS 157 were adopted January 1, 2008.  In February 2008, the FASB staff issued Staff Position No. 157-2 “Effective Date of FASB Statement No. 157” (“FSP FAS 157-2”).  FSP FAS 157-2 delayed the effective date of FAS 157 for nonfinancial assets and nonfinancial liabilities, except for items that are recognized or disclosed at fair value in the financial statements on a recurring basis (at least annually).  The provisions of FSP FAS 157-2 are effective for the Company’s fiscal year beginning January 1, 2009.

FAS 157 establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value.  The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).  The three levels of the fair value hierarchy under FAS 157 are described below:

Level 1
•	Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2
•	Quoted prices in markets that are not active, or inputs that are observable, either directly or indirectly for substantially the full term of the asset or liability;

Level 3
•	Prices or valuation techniques that require inputs that are both significant to the fair value measurement and unobservable (supported by little or no market activity).

As of balance sheet date the company assets and liabilities are not measured at fair value.

In February 2007, the FASB issued FASB Statement No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities” (“FAS 159”) permits entities to choose to measure many financial instruments and certain other items at fair value, with the objective of improving financial reporting by mitigating volatility in reported earnings caused by measuring related assets and liabilities differently without having to apply complex hedge accounting provisions.  The provisions of FAS 159 were adopted January 1, 2008.  The Company did not elect the Fair Value Option for any of its financial assets or liabilities, and therefore, the adoption of FAS 159 had no impact on the Company’s consolidated financial position, results of operations or cash flows.

RESULTS OF OPERATIONS

TOTAL NET REVENUES

On or about January 17, 2008, in conjunction with the Company’s acquisition of Starmed Group, Inc., Starmed Group, Inc. operating subsidiaries were spun off to Starmed’s shareholders.  At that point the Company no longer had any business operations.  Thus, the total revenues for the three months ended March 31, 2008 were $0 as compared to $2,289 during the same period in 2007.

LIQUIDITY AND CAPITAL RESOURCES

Liquidity is the ability of a company to generate funds to support its current and future operations, satisfy its obligations and otherwise operate on an ongoing basis. At March 31, 2008, we had cash on hand of $16,721 as compared to cash on hand of $849 at December 31, 2007. At March 31, 2008 our working capital was $454,847 as compared to working capital of $274,796 at December 31, 2007.

Net cash used in operating activities during the three months ended March 31, 2008 was $262,758 as compared to $52,063 during the same period in 2007, an increase of $210,695, or 4.04%.

Net cash used in financing activities during the three months ended March 31, 2008 was $3,264,731 compared to the net cash provided by financing activities of $0 during the same period in 2007.  The change reflects proceeds received from our capital raising transactions in the first quarter of 2008.

NOTES RECEIVABLE

The Company entered into several 12 month secured promissory note agreements which totaled in the amount of $3,363,110.  The interest rate is for each loan varies between 8-10% per annum.  The principal balance is due at the end of the term for each promissory note.

The Companies accompanying consolidated financial statements, which have been prepared in conformity with the generally accepted accounting principles (“GAAP”) in the United States of America, contemplates the continuation of the Company as a going concern.  Continuation of the Company as a going concern is contingent upon establishing and achieving profitable operations.  Such operations will require management to secure additional financing for the Company in the form of debt or equity. Management is currently in the process of securing additional financing for the Company.

Item 3.  Properties

Bear’s headquarters and contact information are as follows:
1600 E. 33rd Street, Unit A
Long Beach, CA 90807
(562) 989-6080

Item 4.  Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information regarding beneficial ownership of Bear’s Common Stock as of May 15, 2008:  (i) each Stockholder of the Company who is a beneficial owner of more than 5% (five percent) of the outstanding Common Stock; (ii) each of our Directors; and (iii) all Directors and Officers as a group:

Name and Address	Shares of Common Stock	Percent of Common Stock	Position
Mathew Jennings	500,000	29.3%	Director
Robert Jennings	500,000	29.3%	Director
Shawn Crawford	100,000	5.86%	Director
James Gillen	100,000	5.86%	Officer
Empire Family, LTd.	200,000	11.72%	5% shareholder
Total Officer, Directors and 5% Shareholders	1,400,000	82.35%

Item 5.  Directors and Executive Officers

Erwin Q. Masinsin, Chief Executive Officer

Erwin is responsible for the management of Bear’s operating divisions and for a range of strategic and financial initiatives to drive Bear’s overall growth. Before joining The Corporation in March 2005, he was director of international business development for Cable & Wireless - Hardware Solutions Group (HSG), a global provider of enterprise information technology infrastructure to the Fortune 100. Erwin received his B.S. degree in Marine Engineering Systems from the U. S. Merchant Marine Academy, Kings Point, New York.  He also holds the rank of Lt. Commander in the U.S. Navy, Naval Reserves - Ready Reserve.

James Gillen, Secretary and Chief Financial Officer

Jim is responsible for Bear’s financial controls and treasury. Before joining Bear in 2005, he was the controller for Westmoore Investments.  Prior to Westmoore, Jim co-founded Prime Tech Consulting, a national healthcare consulting firm.  And prior to his consulting business, Jim was director of accounting and director of finance at Hoag Memorial Hospital and Pacifica Hospital respectively for the preceding ten years. Jim has a B.A. degree from Loyola University of Los Angeles and a B.S. degree from California State University, Long Beach.

Matthew R. Jennings, Director

Mr. Jennings has owned and operated investment related businesses since 1996.  In 2002, Mr. Jennings founded Westmoore – an entrepreneurial investment company offering a wide range of private placement investments. During the past five years as CEO, Mr. Jennings has grown the company from a few small funds to a multi-million dollar private investment and lending company.

Robert L. Jennings II, Director

Robert Jennings co-founded Westmoore Management LLC and Westmoore Securities, Inc. He is also a licensed realtor in the state of California. As President, he administers a large client base within the Westmoore group of businesses, which includes direct oversight of Westmoore’s restaurant investments as President and CEO of Harry's Pacific Grill.

Shawn Crawford, Director

Shawn Crawford joined Westmoore Trading Co., Inc. in January of 2004 to become its CEO and compliance officer.  He is currently COO of Capital Asset Lending, Inc. and VP of Westmoore Lending LLC. Prior to joining Westmoore, Mr. Crawford worked with C. K. Cooper through the acquisition of Mission Capital Investment Group in 2001, where he was co-founder and operations manager. While at C. K. Cooper Mr. Crawford was in charge of the equity and fixed income trading departments as well as the brokerage operations. Prior to Mission Capital, Mr. Crawford was a licensed broker with Del Mar Financial where he worked with the private client group.

Item 6.  Executive Compensation

On February 26, 2008, the Company and Matthew R. Jennings (“Mr. Jennings”) entered into an Executive Employment Contract (the “Employment Contract”).  As part of the Employment Contract, Mr. Jennings is to receive One Million (1,000,000) shares of Series A Preferred Stock of the Company as part of his compensation for services rendered.  The One Million (1,000,000) shares of the Series A Preferred Stock of the Company shall be convertible to common shares of stock, at the option of Mr. Jennings, on a one for ten basis.  Each share of the Series A Preferred Stock of the Company shall be entitled to voting rights equal to 50 shares of the Common Stock of the Company. Mr. Jennings shall serve as the Company’s President for the term of five (5) years with a salary of $200,000 per year.

Item 7.  Certain Relationships and Related Transactions, and Director
              Independence.

Certain officers and directors of the Parent are also shareholders of Bear. In order to address this conflict of interest the Company took the following steps: (i) it secured an independent valuation of Bear expressing an opinion of $2.21 million in value; (ii) all interested directors and officers abstained from any decision or voting in connection with the execution of the Agreement and (iii) the Agreement was unanimously approved by all disinterested directors.

Item 8.  Legal Proceedings

Bear is not currently subject to any material legal proceedings, nor, to Bear’s knowledge, is any material legal proceeding threatened against Bear.   From time to time, Bear may be a party to certain legal proceedings in the ordinary course of business. While the outcome of these legal proceedings cannot be predicted with certainty, Bear’s management does not expect that these proceedings will have a material effect upon its financial condition or results of operations.

Item 9.  Market Price of and Dividends on the Registrant’s Common Equity and
              Related Stockholder Matters.

In January 2008, the trading symbol was changed from SMED.OB to WSMO.OB. The reported high and low sales prices for the common stock as reported on the OTCBB are shown below for the periods indicated. The quotations reflect inter-dealer prices, without retail mark-up, markdown or commission, and may not represent actual transactions.

	High	Low
Fiscal 2007:

January 1, 2007 through March 31, 2007	$5.80	$1.20
April 7, 2007 through June 30, 2007	$10.40	$0.60
July 1, 2007 through September 30, 2007	$9.00	$0.60
October 1, 2007 through December 31, 2007	$1.10	$0.65

Fiscal 2008:

January 1, 2008 through March 31, 2008	$1.85	$0.65

On August 17, 2007 we effected a one for forty reverse stock split.

On March 31, 2008, the last sale price of our common stock as reported on the OTCBB was $0.75. As of December 31, 2007, there were approximately 995 record owners of our common stock.

Item 10.  Recent Sales of Unregistered Securities

During the first quarter of 2008, the Company initiated a private offering where the Company offered units at a price of $1.00 per unit, which was comprised of one share of stock and one warrant to purchase stock exercisable at $2.50 per share.  The private offering was made only to accredited investors within the meaning of Regulation D of the Securities Act of 1933 under Rule 506 of Regulation D.  As of March 31, 2008, we have raised $3,765,000 from twenty seven (27) accredited investors.  The proceeds of the offering will be used for general working capital purposes and to finance potential acquisitions which are continuing to be reviewed by company management.

Item 11.  Description of Registrant’s Securities to be Registered

None.

Item 12.  Indemnification of Directors and Officers

Nevada corporations are authorized to indemnify against liability any person who is a party to any legal proceeding because such person is a director or officer of the corporation.  The officer or director must act in good faith and in a manner reasonably believed to be in the best interests of the corporation and, with respect to any criminal action or proceeding, have no reasonable cause to believe the conduct was unlawful.  Nevada law does not allow indemnification for an act or omission that involves intentional misconduct or a knowing violation of a law.  In the case of an action by or on behalf of a corporation, indemnification may not be made if the person seeking indemnification is found liable, unless the court in which such action was brought determines such person is fairly and reasonably entitled to indemnification.  Indemnification is required if a director or officer has been successful on the merits.

The indemnification authorized under Nevada law is not exclusive and is in addition to any other rights granted to officers and directors.  A corporation may purchase and maintain insurance or furnish similar protection on behalf of any officer or director.

Our articles of incorporation and bylaws provide for indemnification of directors and executive officers to the maximum extent permitted by Nevada law.  Insofar as indemnification for liabilities arising under the Securities Act may be permitted to our directors, officers or controlling persons pursuant to the foregoing provisions or otherwise, we have been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

There is no pending litigation or proceeding involving any of our directors, officers, employees or agents where indemnification would be required or permitted.  We are not aware of any threatened litigation or proceeding that would result in a claim for such indemnification.

Item 13.  Financial Statements and Supplementary Data

The Pro Forma financials and Bear’s financial statements are contained at the end of this 8-K as exhibits.

Item 14.  Changes in and Disagreements with Accountants on Accounting and Financial Disclosures

None.

Item 15.  Financial Statements and Exhibits

The following documents are filed as a part of this report or are incorporated by reference to previous filings, if so indicated:

EXHIBIT NO.	DESCRIPTION

1.0	Asset Purchase Agreement
2.0	Pro Forma Financial Statements
3.0	Bear Industrial Supply & Manufacturing, Inc. Financial Statements For the Years Ended December 31, 2007 and 2006

SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTMOORE HOLDINGS, INC.

Date: May 15, 2008	By:	/s/ Mathew Jennings
Mathew Jennings, President and
CEO.